SECURITIES AND EXCHANGE COMMISSION
                    Washington, DC    20549


                       _________________

                            FORM 8-K



                         CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15 (d) OF THE
                SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported)
                         July 15, 1999



                           NS GROUP, INC.
     (Exact name of registrant as specified in its charter)



        Kentucky                 1-9838            61-0985936
     (State or other          (Commission        (IRS Employer
     jurisdiction of           File No.)          I.D. Number)
     incorporation)



     Ninth & Lowell Streets, Newport, Kentucky         41072
     (Address of principal executive offices)        (Zip Code)



                         (606) 292-6809
      Registrant's telephone number, including area code:


     Item 5.   Other Events

               On July 16, 1999, the Registrant issued a press
                    release announcing the appointment of a director. A copy of such press release is filed as Exhibit 99 hereto and incorporated herein by reference.

     Item 7.   Financial Statements, Pro Forma Financial
               Information and Exhibits

               (c) Exhibits

               99. Press released dated July 16, 1999



                           SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NS Group, Inc.
                                   (Registrant)


     Date: July 16, 1999           By: /s/John R. Parker
                                   John R. Parker
                                   Vice President and Treasurer,
                                   Principal Financial Officer